Exhibit 99
JOINT FILER INFORMATION
Other Reporting Persons

1.	Name of Reporting Person:	Swiss Citrus Holding Ltd

	Address:	Gartenstrasse 4, CH-6301, Zug, Switzerland

	Issuer Name and Ticker or Trading Symbol:	NuRx Pharmaceuticals, Inc. [NUXP.OB]

	Date of Event Requiring Statement:	May 11, 2009

	Relationship of Reporting Persons to Issuer:	10% Owner

	If Amendment, Date of Original Filed:	Not applicable

	Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

	Title of Security:	Common Stock

	Amount of Securities Beneficially Owned:	5,416,438

	Ownership Form:	I

	Nature of Indirect Beneficial Ownership:	By Dyva Holding Ltd, which company is 50% owned by Swiss Citrus Holding Ltd.

2.	Name of Reporting Person:	IPG Verwaltung und Beteiligung Eins GmbH

	Address:	Ahornweg 12, D-50374, Erfstadt, Germany

	Issuer Name and Ticker or Trading Symbol:	NuRx Pharmaceuticals, Inc. [NUXP.OB]

	Date of Event Requiring Statement:	May 11, 2009

	Relationship of Reporting Persons to Issuer:	10% Owner

	If Amendment, Date of Original Filed:	Not applicable

	Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

	Title of Security:	Common Stock

	Amount of Securities Beneficially Owned:	5,416,438

	Ownership Form:	I

	Nature of Indirect Beneficial Ownership:	By Dyva Holding Ltd, which company is 50% owned by IPG Verwaltung und Beteiligung Eins GmbH

3.	Name of Reporting Person:	René Müller

	Address:	Bahnhofstrasse 10, PO Box 324, CH-6301, Zug, Switzerland

	Issuer Name and Ticker or Trading Symbol:	NuRx Pharmaceuticals, Inc. [NUXP.OB]

	Date of Event Requiring Statement:	May 11, 2009

	Relationship of Reporting Persons to Issuer:	10% Owner

	If Amendment, Date of Original Filed:	Not applicable

	Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

	Title of Security:	Common Stock

	Amount of Securities Beneficially Owned:	5,416,438

	Ownership Form:	I

	Nature of Indirect Beneficial Ownership:	By Dyva Holding Ltd, which company is 50% owned by Swiss Citrus Holding Ltd. Swiss Citrus Holding Ltd is owned by René Müller and his wife, Myriam Müller.

4.	Name of Reporting Person:	Jörg Richard Lemberg

	Address:	Bahnhofstrasse 10, PO Box 324, CH-6301, Zug, Switzerland

	Issuer Name and Ticker or Trading Symbol:	NuRx Pharmaceuticals, Inc. [NUXP.OB]

	Date of Event Requiring Statement:	May 11, 2009

	Relationship of Reporting Persons to Issuer:	10% Owner

	If Amendment, Date of Original Filed:	Not applicable

	Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

	Title of Security:	Common Stock

	Amount of Securities Beneficially Owned:	5,416,438

	Ownership Form:	I

	Nature of Indirect Beneficial Ownership:	By Dyva Holding Ltd, which company is 50% owned by IPG Verwaltung und Beteiligung Eins GmbH. IPG Verwaltung und Beteiligung Eins GmbH is owned by JRL Verwaltung GmbH & Co.KG, which is wholly owned by Jörg Richard Lemberg.